SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) July 7, 1997



                           GEOTEK COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                     0-17581                    22-2358635
 -------------------------    ------------------------     ---------------------
  (State or other juris-      (Commission File Number)     (IRS Employer Identi-
 diction of incorporation)                                      fication No.)


102 Chestnut Ridge Road, Montvale, New Jersey                           07645
---------------------------------------------                         ----------
  (Address of principal executive offices)                            (Zip Code)


         Registrant's telephone number, including area code 201-930-9305


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Exhibit Index appears at Page 5




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Item 5.  Other Events

         On July 7, 1997, Geotek Communications, Inc. (the "Company") issued a press release announcing a series of senior management changes, including the naming of Robert Kerstein as Chief Financial Officer, Zvi Peled as President and Chief Executive Officer of Geotek Technologies, Inc., a wholly-owned subsidiary, and William A. Opet as President and Chief Executive Officer of the Company's newly formed mobile data business unit. In addition, the Company announced Jonathan C. Crane's (the Company's President and Chief Operating Officer) departure from his positions as an officer and director of the Company, effective June 27, 1997 (the "Effective Date"), in accordance with his desire to spend more time with his family. Yaron Eitan, Chairman and Chief Executive Officer, will assume Mr. Crane's responsibilities. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

         Mr. Crane's departure will be effectuated pursuant to the terms of a Separation and Release Agreement dated June 25, 1997 (the "Separation Agreement"). Pursuant to the terms of the Separation Agreement, Mr. Crane will provide consulting services to the Corporation for a period of up to 12 months (the "Consulting Period"). During the Consulting Period, Mr. Crane will receive an annual consulting fee of $275,000 and continue to receive medical, dental and life insurance benefits as well as an automobile allowance. In addition, Mr. Crane will be entitled to receive bonuses of up to $50,000 in certain circumstances. Mr. Crane also received an aggregate of $10,000 in exchange for certain releases and agreements contained in the Separation Agreement.

         Pursuant to the Separation Agreement, any and all options to purchase shares of the Corporation's Common Stock previously granted to Mr. Crane which had not vested as of the Effective Date were forfeited. Options to purchase an aggregate of 110,000 shares of the Corporation's Common Stock previously granted to Mr. Crane which had vested as of the Effective Date were amended to extend the option termination dates thereof to June 27, 2000.


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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   Exhibits

         (99)     Press Release dated July 7, 1997.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GEOTEK COMMUNICATIONS, INC.



Date: July 7, 1997                          By:  /s/ Michael H. Carus
      ------------                               -----------------------------
                                                 Name:  Michael H. Carus
                                                 Title: Vice President and
                                                        Chief Accounting Officer



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



                                  EXHIBIT INDEX


Exhibit No.

      (c)(99)  Press Release dated July 7, 1997






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